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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MAY 27, 2003


                            SAGA COMMUNICATIONS, INC.

             (Exact name of Registrant as specified in its charter)


          DELAWARE                        1-11588                38-3042953
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

    73 Kercheval Avenue, Grosse Pointe Farms, MI                    48236
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE.

         On May 27, 2003, Saga Communications, Inc. issued a press release announcing it has entered into an agreement to acquire the assets of radio stations WJZA-FM, Lancaster, Ohio and WJZK-FM, Richwood, Ohio, both of which serve the Columbus, Ohio radio market. The press release, dated May 27, 2003, is attached as Exhibit 99.1 to this Form 8-K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SAGA COMMUNICATIONS, INC.


Date:  May 27, 2003                  By:  /s/ Samuel D. Bush
                                        ----------------------------------------
                                          Samuel D. Bush
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer




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                                INDEX OF EXHIBITS


         EXHIBIT NO.            DESCRIPTION
         -----------            -----------


            99.1                Press Release dated May 27, 2003.